SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 27, 1997


                               GULF POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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       Maine                     0-2729                      59-0276810
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(State or other jurisdiction   (Commission File    (IRS Employer Identification
     of incorporation)            Number)                         No.)


           500 Bayfront Parkway, Pensacola, Florida                      32501
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           (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code            (904) 444-6111
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                                N/A
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       (Former name or former address, if changed since last report.)



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Item 5. Other Events.

On January 27, 1997, Gulf Power Company (the "Company") and Gulf Power Capital Trust I (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 1,600,000 7.625% Cumulative Quarterly Income Preferred Securities (liquidation amount $25 per Preferred Security). Said Preferred
Securities were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-19271, 333-19271-01 and 333-19271-02) of the Company and the Trust.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.
          1 Underwriting Agreement, dated January 27, 1997, among the Company, the Trust and Goldman, Sachs & Co.

          4.1 Subordinated Note Indenture dated as of January 1, 1997, between the Company and The Chase Manhattan Bank, as Trustee.

          4.2 Supplemental Indenture dated as of January 1, 1997, providing for the issuance of the Company's Series A 7.625% Junior Subordinated Notes due December 31, 2036.

          4.5  Amended and Restated Trust Agreement of Gulf Power Capital
               Trust I.

          4.6 Form of Preferred Security of Gulf Power Capital Trust I (included in Exhibit 4.5 above).

          4.7  Form of Series A 7.625% Junior Subordinated Note (included in
               Exhibit 4.2 above).

          4.8  Guarantee relating to Gulf Power Capital Trust I.

          4.9 Agreement as to Expenses and Liabilities relating to Gulf Power Capital Trust I (included in Exhibit 4.5 above).


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     January 31, 1997                    GULF POWER COMPANY


                                                   /s/ Wayne Boston
                                              By        Wayne Boston
                                                    Assistant Secretary